SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                        January 10, 2001

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 MUÑOZ RIVERA AVENUE
HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

Item 5. Other Events

      On January 10, 2001, Popular, Inc.(the “Corporation”) announced in a news release its operational results for the quarter and year ended December 31, 2000. A copy of the Corporation’s release, dated January 10, 2001, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      99(a) News release, dated January 10, 2001, announcing the Corporation’s consolidated earnings for the quarter and year ended December 31, 2000.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: January 11, 2001	By: /s/ Amílcar L. Jordán
Name: Amílcar L. Jordán, Esq.
Title: Senior Vice President and Comptroller

Exhibit Index

Exhibit Number	Description
99(a)	News release, dated January 10, 2001